UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2023

ReWalk Robotics Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36612	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Hatnufa St., Floor 6, Yokneam Ilit, Israel		2069203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +972.4.959.0123

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value NIS 0.25	RWLK	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Departure of Directors or Certain Officers.

The information included below under Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

(e) Compensatory Arrangements of Certain Officers.

Following the approval of the compensation committee (the “Compensation Committee”) and board of directors (the “Board”) of ReWalk Robotics Ltd. (the “Company”), at the Company’s 2023 annual meeting of shareholders held on September 13, 2023 (the “Meeting”), the Company’s shareholders approved: (i) the Company’s restated Compensation Policy for directors and officers (the “Compensation Policy”); (ii) the grant of 200,000 restricted share units (“RSUs”) to Mr. Larry Jasinski, the Company’s Chief Executive Officer (“CEO”); and (iii) an increase in Mr. Jasinski’s base annual compensation.

Restated Compensation Policy

As more fully described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on August 9, 2023, as supplemented (the “Proxy Statement”), material modifications included in the restated Compensation Policy include:

•
The CEO may approve an amendment to the terms of service or employment (whether fixed or variable) of any executive officer reporting to him or her who is not also a member of the Company’s Board, provided that (i) such amendment is not material, (ii) such amendment is consistent with the provisions of the Compensation Policy, and (iii) the aggregate effect of such amendment during the term of the Compensation Policy does not exceed three (3) months of such executive officer’s salary for the applicable year;

•	Subject to the limits set forth in the Compensation Policy, the Company may offer an executive officer a signing bonus, a retention bonus, or a bonus for relocation;
•
The Company may grant an executive officer an annual bonus that will be calculated based on the achievement of various goals and targets, and may grant executive officers who report to the CEO an annual bonus that will be calculated taking into consideration the achievement by the respective executive officer of targets and indicators of various types, in whole or in part, and which may be determined solely by the CEO;

•
Any portion of any bonus paid to the CEO that is not based on measurable criteria or that is discretionary, together with all other discretionary components of the CEO’s total bonus payments, to the extent there are such components, shall not exceed three months’ base salary;

•
As part of the variable compensation component of any executive officer reporting to the CEO, the CEO may approve a bonus that is not based on measurable criteria, which shall not exceed three months base salary; and

•
Equity-based awards for executive officers shall vest over a minimum period of three years, provided, however, that the Board may resolve, under certain circumstances, that the vesting period of any equity-based awards shall be shorter than three years.

In addition, the restated Compensation Policy includes a separate “clawback policy” attached as Annex A thereto, which complies with the requirements of the Nasdaq Stock Market and would require the return of incentive compensation paid to executive officers in the case of certain restatements of the Company’s financial statements under the terms required by Nasdaq.

The foregoing summary is not complete and is qualified in its entirety by reference to the Compensation Policy, as amended, which is attached as Appendix B to the Proxy Statement and is incorporated herein by reference.

Grant of RSUs to Mr. Larry Jasinski and Changes to Mr. Jasinski’s Base Annual Compensation

As more fully described in the Proxy Statement, the 200,000 RSUs granted to Mr. Jasinski will be granted under the Company’s 2014 Incentive Compensation Plan and will vest in four equal annual installments, commencing as of the date of the Meeting. Mr. Jasinski’s base annual compensation will be increased by five and one-half percent (5.5%) from $419,253 to $442,312, effective as of January 1, 2023.

Item 5.07          Submission of Matters to a Vote of Security Holders.

An aggregate of 30,362,302 ordinary shares, or 50.36% of the Company’s 59,937,017 ordinary shares issued and outstanding as of August 8, 2023, the record date for the Meeting, were present or voted at the Meeting, constituting a quorum. The following proposals were voted upon at the Meeting, with the results of such voting as set forth below; all proposals, except for Proposal No. 1, the reelection of Yohanan Engelhardt as a Class III director, and Proposal 8, approval, on an advisory basis, of the compensation of the Company’s named executive officers, received the requisite level of approval by shareholders. The proposals are described in greater detail in the Proxy Statement.

Results of the Meeting

Proposal No. 1: To reelect Yohanan Engelhardt as a Class III director of the board of directors of the Company (the “Board”), to serve until the 2026 annual meeting of shareholders and until his successor has been duly elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759-1999.

Nominee	For	Against	Abstain	Broker Non-Votes
Yohanan Engelhardt	5,657,555	10,593,238	406,934	13,704,575

Proposal No. 2.: To approve (i) a one-time grant of 200,000 RSUs to Larry Jasinski, the Company’s CEO, and (ii) an increase in Mr. Jasinski’s annual salary by five and one-half percent (5.5%), effective January 1, 2023.

For	Against	Abstain	Broker Non-Votes
4,346,554	2,421,327	9,889,846	13,704,575

Proposal No. 3: To approve the extension of the term of the Consulting Agreement with Richner Consultants, LLC, a Delaware company owned by Randel E. Richner, a member of the Board.

For	Against	Abstain	Broker Non-Votes
14,966,985	1,004,515	686,227	13,704,575

Proposal No. 4: To approve the Company’s restated Compensation Policy for directors and officers.

For	Against	Abstain	Broker Non-Votes
4,819,032	1,760,888	10,077,808	13,704,575

Proposal No. 5: To authorize the Board to determine whether to effect a reverse share split of the Company’s outstanding ordinary shares, par value NIS 0.25 each, and if so, to set a ratio within a range of 1-for-2 to 1-for-12, to be effective on a date to be determined by the Board, and to approve conforming amendments to the Company’s Articles of Association to reflect any such reverse share split.

For	Against	Abstain	Broker Non-Votes
26,454,420	3,794,752	113,127	—

Proposal No. 6: Subject to the approval of Proposal 5, and if the Board determines to effect a reverse share split pursuant thereto, to approve amendments to the Company’s Articles of Association authorizing an increase in the Company’s authorized share capital.

For	Against	Abstain	Broker Non-Votes
24,525,820	4,914,424	922,055	—

Proposal No. 7: To approve the reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2023 and until the next annual meeting of shareholders, and to authorize the Board, upon recommendation of the audit committee, to fix the remuneration of said independent registered public accounting firm.

For	Against	Abstain
28,619,227	1,563,077	179,997

Proposal No. 8: To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, pursuant to Item 402 of Regulation S-K of the SEC, including the compensation tables and accompanying narrative disclosures.

For	Against	Abstain	Broker Non-Votes
4,108,344	11,613,202	936,181	13,704,575

With regard to Proposal No. 8, the Company’s Compensation Committee takes note of the results of the advisory “say-on-pay” proposal and expects to consider these results and feedback received from the Company’s shareholders among the factors considered in connection with setting the compensation of the Company’s named executive officers.

Item 8.01          Other Events.

As described in more detail under Item 5.07 of this Current Report on Form 8-K, Proposal No. 1, the reelection of Mr. Yohanan Engelhardt as a Class III director of the Company, was not approved by the Company’s shareholders at the Meeting.  Accordingly, Mr. Engelhardt was not reelected as a director of the Company, and therefore is no longer a director of the Company, effective immediately upon closing of the Meeting. In addition, as previously disclosed, the departures of Messrs. Aryeh (Arik) Dan, Yasushi Ichiki and Wayne B. Weisman from the Board became effective immediately upon closing of the Meeting.

In light of the aforementioned director departures, the Board currently consists of six (6) directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ReWalk Robotics Ltd.
Dated: September 19, 2023	By:	/s/ Michael Lawless
	Name:	Michael Lawless
	Title:	Chief Financial Officer